UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, Nebraska, 68137

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

4020 South 147th Street, Omaha, Nebraska, 68137

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

7/31

Date of reporting period:   7/31/10

Item 1.  Reports to Stockholders.

ANNUAL REPORT JULY 31, 2010 INVESTOR CLASS SHARES (WADEX) 1-866-950-6WFG www.wadefunds.com Distributed by Northern Lights Distributors, LLC Member FINRA

September 10, 2010

Dear Shareholder,

We are living in interesting times. Since the launch of the Wade Core Destination Fund (WADEX) global markets experienced one of the steepest falls and recovery since the Great Depression ended. The fund returned 17.02% for the fiscal year ended July 31, 2009 and 5.94% for the fiscal year ended July 31, 2010. By comparison, the Lipper Balanced Fund Index1, which maintained a higher equity exposure than the fund, returned 19.77% in 2009 and 12.09% through 7/31/2010.

Through most of 2009 and all of 2010, markets continued to be highly volatile. Concerns about further shocks to the global economy have led to new problems constantly rearing their ugly heads. The talking heads in the media have come up with all sorts of catchy names every time a new problem occurs: The Dubai debt crisis, the European debt crisis and the Flash Crash where the DOW lost close to 1000 points in twenty minutes, just to name a few. We do not know if any particular problem will cause the global economy to head back into recession, but we do know that economic growth is weak and market risks are currently very high.

Investing Is Not a Sprint but a Marathon

The aim of the fund is not to continuously beat our benchmark, the Lipper Balanced Fund Index, over a rolling 10 year period. At times, performance may lag the index while at other times it may beat the index. As an investor in the fund, you should not be investing with the goal of making a mad dash to finish first in performance every quarter. Your investment journey is a marathon and you want to end the journey having captured positive returns in strong economic environments and limited losses in weak ones.

As fiduciaries of our investors’ capital, my team and I have remained steadfast in our investment process and philosophy. Our goals continue to be helping investors protect their capital and achieve an absolute return over a full investing cycle. We continue to identify securities or sectors where a mismatch between the markets’ perceived value and the true value lies. Applying a contrarian style of investing bent to buying such undervalued securities often means the fund will be going against the crowd and buying when everyone else is selling. It also means that we are not afraid to hold cash when attractive buying opportunities do not exist.

1 The Wade Core Destination Fund uses the Lipper Balanced Fund Index as a benchmark. The Lipper Balanced Fund Index tracks funds whose primary objective is to conserve principal by maintaining, at all times, a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

Looking Ahead

We believe the Global Economic recovery will continue to be very uneven, especially here in the U.S. where growth has once again slowed. As the fiscal stimulus utilized by the government wears off, the probability of a second recession greatly increases for the U.S. The government has issued large amounts of debt over the last two years, which means a limited ability to further aggressively stimulate the economy in an unbridled manner. Should the U.S. end up in recession again, the probability of other developed nations following suit will be high. Some developing nations will fare slightly better due to a growing consumer population, but most developing nations in general will experience sub-par growth should the U.S. go back into a recession. Our expectations are for low single- digit returns over the intermediate term for both stocks and bonds.

There continues to be pockets of good value in high-quality companies with strong balance sheets, high competitive advantages and a steady record of raising dividends. We continue to make incremental upgrades to the basket of such companies that the fund owns as investors get “Paid to Wait” in this environment of low growth. We have also continued to add to a core holding of 20 to 30 stocks of companies with strong growth prospects that have not been recognized by Mr. Market, thus allowing us to purchase the shares at attractive valuations.

In order to reduce equity exposure to a below neutral stance without needing to sell any of the stocks we have a high conviction in, the fund is currently utilizing short equity ETFs, which allow us to better control the market exposure we seek.

By utilizing a short emerging market ETF, we have been able to increase exposure to several sectors of the Brazilian market without increasing the overall exposure to Emerging Market stocks. Brazil is one of the few emerging market economies we believe may experience a sustained period of economic prosperity due to a growing middle class of consumers. Growth will be further fueled by the preparations for the 2014 World Cup and 2016 Olympics.

With our fixed income holdings, we continue to opportunistically add to individual bond positions only when they are mispriced. A recent example would be two BP bonds we bought at the peak of the oil spill crisis. Both bonds had maturities of around a year and were trading like junk bonds. While we expected the situation to cause BP financial losses, the company’s strong balance sheet meant that the likelihood of bankruptcy over the next few years was very low, thus the bonds were attractively priced.

While we believe inflation will be an issue some time in the future, our current outlook is that deflation is more likely in the short to medium term, therefore we have maintained an intermediate duration exposure for the fund’s overall fixed income component.

The fund has doubled overall exposure to Gold and Silver in the precious metals space by investing in ETFs that hold the actual commodity. Gold and Silver have historically been strong hedges against monetary debasement caused by high levels of government debt, which may eventually lead to inflation and a weak Dollar.

A new position in Lithium was also established, as it is a core material used in the manufacturing of batteries used in many electronic devices and hybrid vehicles. We believe demand for Lithium will continue to grow as energy efficiency becomes a bigger issue.

Asset allocation, security selection and diversification continue to be the main drivers of returns for the fund. Unique asset classes, including strategies such as managed futures, precious metals, distressed debt and covered call writing, will help to dampen volatility.

The graphic below provides an approximate asset allocation of the fund, as of this writing.

Investing Along Side You

I continue to be one of the largest shareholders in the Fund with over $1 million of my own money invested in the fund. As a shareholder invested right along side you, I shall continue to manage this fund in the best interest of you the investor, always putting You First. Never expect anything less from a money manger who is the guardian of your wealth.

For more information about the Wade Core Destination Fund, please visit our website at www.wadefunds.com.

We are grateful for your investment in WADEX and for your continued confidence in our company.

Sincerely,

Jerry B. Wade, CFP®, CFS

Chief Investment Officer

1355-NLD-9/22/2010

Wade Core Destination Fund
PORTFOLIO REVIEW (Unaudited)
July 31, 2010

The Fund's performance figures* for the period ended July 31, 2010, as compared to its benchmark:

	One Year	Since Inception**
Wade Core Destination Fund - Investor Class	5.94%	13.82%
Lipper Balanced Fund Index***	12.09%	19.41%

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-866-950-6934.

** Inception date is December 2, 2008

***The Lipper Balanced Fund Index tracks funds whose primary objective is to conserve principal by maintaining, at all times, a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.  It is not possible to invest directly in an Index.

	% of
Top Holdings by Industry/Category	Net Assets
Debt Funds	12.5%
Growth Fund	10.0%
Asset Allocation Funds	8.7%
Commodity Funds	7.6%
Emerging Markets Funds	5.7%
Oil & Gas	5.3%
Banks	4.3%
Energy Funds	4.1%
Equity Funds	2.8%
Other, Cash & Cash Equivalents	39.0%
	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund's holdings.

Wade Core Destination Fund
PORTFOLIO OF INVESTMENTS
July 31, 2010
Shares				Fair Value

	COMMON STOCK - 23.6%
	AEROSPACE/DEFENSE - 0.7%
2,180	Lockheed Martin Corp.			$ 163,827
1,420	National Presto Industries, Inc.			144,826
				308,653
	AGRICULTURE - 1.2%
6,600	Altria Group, Inc.			146,256
3,096	British American Tobacco PLC ADR			213,407
4,270	Philip Morris International, Inc.			217,941
				577,604
	AUTO MANUFACTURERS - 0.4%
2,458	Toyota Motor Corp. ADR			172,625

	BANKS - 0.3%
9,180	Valley National Bancorp			133,202

	BEVERAGES - 2.0%
1,340	Companhia De Bebidas ADR			146,355
4,325	Coca-Cola Co.			238,351
2,760	Diageo PLC ADR			192,869
4,390	Molson Coors Brewing Co. - Cl. B			197,594
2,800	PepsiCo, Inc.			181,748
				956,917
	CHEMICALS - 0.9%
3,150	Ecolab, Inc.			154,066
2,020	Monsanto Co.			116,837
2,490	Sigma-Aldrich Corp.			139,689
				410,592
	COAL - 0.3%
5,616	Natural Resource Partners LP			144,387

	COMMERCIAL SERVICES - 2.2%
6,140	Paychex, Inc.			159,579
7,330	Resources Connection, Inc. *			95,217
6,680	Ritchie Bros Auctioneers, Inc.			124,315
4,220	Rollins, Inc.			92,165
630	Strayer Education, Inc.			150,822
1,760	Visa, Inc. - Cl. A			129,096
5,450	Weight Watchers International, Inc.			149,276
8,200	Western Union Co.			133,086
				1,033,556
	COMPUTERS - 0.2%
439	Apple, Inc. *			112,933

	COSMETICS/PERSONAL CARE - 0.6%
1,400	Colgate-Palmolive Co.			110,572
2,745	Procter & Gamble Co.			167,884
				278,456

See accompanying notes to financial statements.

Wade Core Destination Fund
PORTFOLIO OF INVESTMENTS
July 31, 2010 (Continued)

Shares				Fair Value

	ELECTRONICS - 0.2%
1,630	Waters Corp. *			$ 104,581

	ENVIRONMENTAL CONTROL - 0.5%
1,480	Stericycle, Inc. *			93,240
10,330	US Ecology, Inc.			152,781
				246,021
	FOOD - 0.6%
2,470	Nestle SA ADR			121,894
6,000	Sysco Corp.			185,820
				307,714
	HEALTHCARE-PRODUCTS - 1.6%
2,300	Becton Dickinson and Co.			158,240
3,160	Johnson & Johnson			183,564
3,840	Medtronic, Inc.			141,965
4,800	Patterson Cos., Inc.			128,064
2,170	Techne Corp.			126,728
				738,561
	HOUSEHOLD PRODUCTS/WARES - 0.3%
2,100	Clorox Co.			136,248

	INSURANCE - 2.3%
8,920	Arthur J Gallagher & Co.			226,746
7,550	Berkshire Hathaway, Inc. * - Cl. B			589,806
2,500	Chubb Corp.			131,575
4,850	Cincinnati Financial Corp.			133,617
				1,081,744

	LODGING - 0.2%
2,880	Choice Hotels International, Inc.			95,069

	MEDIA - 0.3%
6,950	Comcast Corp.			135,316

	MISCELLANEOUS MANUFACTURING - 0.5%
1,340	3M Co.			114,623
2,330	Illinois Tool Works, Inc.			101,355
				215,978
	OIL & GAS - 1.8%
3,319	BP PLC ADR			127,682
1,540	Chevron Corp.			117,363
2,040	Devon Energy Corp.			127,480
3,340	Ensco PLC ADR			139,645
3,500	Exxon Mobil Corp.			208,880
2,100	Royal Dutch Shell PLC ADR			112,182
				833,232
	PHARMACEUTICALS - 1.0%
2,630	Abbott Laboratories			129,080
4,680	Novartis AG ADR			228,103
3,120	Roche Holding AG ADR			101,556
				458,739

See accompanying notes to financial statements.

Wade Core Destination Fund
PORTFOLIO OF INVESTMENTS
July 31, 2010 (Continued)

Shares				Fair Value

	REAL ESTATE - 0.2%
4,600	St Joe Co. *			$ 118,634

	REITS - 0.3%
3,670	Regency Centers Corp.			138,506

	RETAIL - 1.4%
4,300	Home Depot, Inc.			122,593
3,152	McDonald's Corp.			219,789
3,200	Wal-Mart Stores, Inc.			163,808
5,960	Walgreen Co.			170,158
				676,348
	SEMICONDUCTORS - 0.7%
4,550	Linear Technology Corp.			145,054
6,560	Microchip Technology, Inc.			199,752
				344,806
	SOFTWARE - 0.5%
4,510	Microsoft Corp.			116,403
4,640	Oracle Corp.			109,690
				226,093
	TELECOMMUNICATIONS - 1.7%
9,040	AT&T, Inc.			234,498
5,490	CenturyLink, Inc.			195,554
3,690	QUALCOMM, Inc.			140,515
8,150	Verizon Communications, Inc.			236,839
				807,406
	UTILITIES ELECTRIC - 0.7%
4,200	Exelon Corp.			175,686
3,650	FirstEnergy Corp.			137,605
				313,291

	TOTAL COMMON STOCK ( Cost - $10,666,376)			11,107,212

	MUTUAL FUNDS - 37.8%
	ASSET ALLOCATION FUNDS - 2.2%
94,466	PIMCO Global Multi-Asset Fund			1,062,747

	COMMODITY AND CURRENCY FUND - 2.1%
40,679	Rydex Managed Futures Strategy Fund *			985,242

	COMMODITY FUNDS - 3.9%
28,293	Direxion Commodity Trends Strategy Fund			633,473
52,516	Rydex Series - Long/Short Commodities Strategy Fund *			1,201,557
				1,835,030
	CURRENCY FUND - 4.4%
70,052	Financial Trends Strategy Fund *			2,058,835

	DEBT FUNDS - 11.6%
145,540	FPA New Income, Inc.			1,599,487
137,692	PIMCO Total Return Fund			1,569,691
210,614	Third Avenue Focused Credit Fund			2,295,687
				5,464,865

See accompanying notes to financial statements.

Wade Core Destination Fund
PORTFOLIO OF INVESTMENTS
July 31, 2010 (Continued)

Shares				Fair Value

	EQUITY FUNDS - 2.8%
11,588	Leuthold Global Clean Technology Fund *			$ 120,054
54,025	Matthews Asia Dividend Fund			715,293
31,228	Templeton Frontier Markets Fund			467,488
				1,302,835
	GROWTH FUND - 10.0%
359,343	Hussman Strategic Growth Fund			4,700,208

	INTERNATIONAL FUND - 0.8%
29,311	Oakmark International Small Cap Fund			365,217

	TOTAL MUTUAL FUNDS ( Cost - $17,685,635)			17,774,979

	EXCHANGE TRADED FUNDS - 17.4%
	COMMODITY FUNDS - 3.9%
3,740	ETFS Gold Trust *			440,198
8,400	Global X Lithium ETF *			140,028
47,558	iShares Silver Trust *			836,070
3,936	SPDR Gold Trust *			454,569
				1,870,865
	DEBT FUNDS - 0.9%
4,350	iShares Barclays 20+ Year Treasury Bond Fund			437,088

	ENERGY FUNDS - 3.9%
54,520	JPMorgan Alerian MLP Index ETN			1,803,522

	EMERGING MARKETS FUNDS - 5.7%
4,370	Emerging Global Shares INDXX Brazil Infrastructure Index Fund *			93,387
5,680	Global X Brazil Mid Cap ETF *			93,890
1,320	iShares MSCI Brazil Index Fund			92,902
9,280	iShares MSCI South Korea Index Fund			455,184
4,500	Market Vectors Brazil Small-Cap ETF			222,345
4,940	ProShares Short FTSE/Xinhua China 25 *			230,895
4,950	ProShares Short MSCI Emerging Markets *			179,982
9,110	WisdomTree Emerging Markets Equity Income Fund			469,165
10,420	WisdomTree Emerging Markets SmallCap Dividend Fund			468,275
15,020	WisdomTree India Earnings Fund			350,717
				2,656,742
	INTERNATIONAL FUNDS - 1.8%
13,580	Global X FTSE Nordic 30 ETF			232,897
8,760	iShares MSCI Canada Index Fund			233,542
7,960	Market Vectors Poland ETF *			191,517
3,190	ProShares Short MSCI EAFE *			184,860
				842,816
	SHORT/INVERSE FUND- 1.2%
14,600	ProShares Short Russell 2000 *			584,292

	TOTAL EXCHANGE TRADED FUNDS ( Cost - $7,507,354)			8,195,325

See accompanying notes to financial statements.

Wade Core Destination Fund
PORTFOLIO OF INVESTMENTS
July 31, 2010 (Continued)

Principal Amount		Coupon Rate (%)	Maturity	Fair Value

	BONDS & NOTES - 10.0%
	AGRICULTURE - 0.2%
$ 99,000	Reynolds American, Inc.	7.2500	6/1/2012	$ 107,531

	BANKS - 4.0%
225,000	Ally Financial, Inc.	6.6250	5/15/2012	228,375
78,000	Ally Financial, Inc.	7.0000	10/15/2011	77,249
990,000	Ally Financial, Inc.	7.2500	3/2/2011	1,008,289
57,000	Bank of America Corp.	5.3750	8/15/2011	59,462
460,000	Goldman Sachs Group, Inc.	4.5000	5/15/2015	480,185
				1,853,560
	DIVERSIFIED FINANCIAL SERVICES - 2.2%
347,000	Ford Motor Credit Co. LLC	7.2500	10/25/2011	360,013
500,000	Ford Motor Credit Co. LLC	7.3750	2/1/2011	512,500
70,000	Jefferies Group, Inc.	7.7500	3/15/2012	75,651
60,000	Jefferies Group, Inc.	8.5000	7/15/2019	68,029
				1,016,193
	OIL & GAS - 3.5%
858,000	BP Capital Markets PLC	1.5500	8/11/2011	842,436
800,000	BP Capital Markets PLC	4.7500	11/10/2010	798,568
				1,641,004
	RETAIL - 0.1%
60,000	Best Buy Co., Inc.	6.7500	7/15/2013	67,051

	TOTAL BONDS & NOTES ( Cost - $4,532,383)			4,685,339

Shares	SHORT-TERM INVESTMENTS - 7.9%
	MONEY MARKET FUND - 7.9%
3,701,390	Goldman Sachs Financial Square Funds - Prime Obligations Fund, 0.01% **
	TOTAL SHORT-TERM INVESTMENTS ( Cost - $3,701,390)			3,701,390

	TOTAL INVESTMENTS - 96.7% ( Cost - $44,093,138)			$ 45,464,245
	OTHER ASSETS LESS LIABILITIES - 3.3%			1,554,895
	NET ASSETS - 100.0%			$ 47,019,140

* Non-income producing security.
** Money Market Fund; Interest rate reflects seven-day effective yield on July 31, 2010.
ADR - American Depositary Receipt
ETN - Exchange Traded Note
ETF - Exchange Traded Fund
MLP - Master Limited Partnership

 (a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $44,143,608 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:		$ 2,217,023
		Unrealized depreciation:		(896,386)
		Net unrealized appreciation:		$ 1,320,637

See accompanying notes to financial statements.

Wade Core Destination Fund
STATEMENT OF ASSETS AND LIABILITIES
July 31, 2010

ASSETS
Investment securities:
At cost	$ 44,093,138
At fair value	$ 45,464,245
Receivable for securities sold	3,114,234
Dividends and interest receivable	122,790
Receivable for Fund shares sold	68,852
Prepaid expenses and other assets	12,384
TOTAL ASSETS	48,782,505

LIABILITIES
Payable for securities purchased	1,697,254
Investment advisory fees payable	39,433
Fees payable to other affiliates	6,073
Accrued expenses and other liabilities	20,605
TOTAL LIABILITIES	1,763,365
NET ASSETS	$ 47,019,140

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 45,027,661
Accumulated undistributed net investment income	165,411
Accumulated net realized gain from security transactions	454,961
Net unrealized appreciation of investments	1,371,107
NET ASSETS	$ 47,019,140

Net Asset Value Per Share:
Investor Shares:
Net Assets	$ 47,019,140
Shares of beneficial interest outstanding	3,846,854

Net asset value, offering and redemption price per share (a)	$ 12.22

(a) Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

Wade Core Destination Fund
STATEMENT OF OPERATIONS
For the Year Ended July 31, 2010

INVESTMENT INCOME
Dividends (net of $1,988 foreign tax witheld)	$ 873,586
Interest	299,317
TOTAL INVESTMENT INCOME	1,172,903

EXPENSES
Investment advisory fees	419,210
Administrative services fees	50,657
Transfer agent fees	32,523
Accounting services fees	27,483
Audit fees	15,858
Custodian fees	11,369
Compliance officer fees	10,796
Registration fees	9,394
Trustees' fees and expenses	6,462
Printing and postage expenses	3,908
Legal fees	3,747
Offering cost fees	3,333
Insurance expense	225
Other expenses	25,600
TOTAL EXPENSES	620,565
Plus: Expense reimbursement recapture	111,682

NET EXPENSES	732,247

NET INVESTMENT INCOME	440,656

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from:
Security transactions	480,974
Options Written	5,201
Net realized gain from investments and options written:	486,175

Distributions of long term realized gains from other investment companies	13,646
Net change in unrealized appreciation from security transactions	1,042,959

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,542,780

NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 1,983,436

See accompanying notes to financial statements.

Wade Core Destination Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	July 31, 2010	July 31, 2009 (a)
FROM OPERATIONS
Net investment income	$ 440,656	$ 41,174
Net realized gain from security transactions and options written	486,175	184,159
Distributions of long term realized gains from other investment companies	13,646	927
Net change in unrealized appreciation of investments	1,042,959	328,148
Net increase in net assets resulting from operations	1,983,436	554,408

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(326,081)	(6,995)
From net realized gains	(216,214)	-
Net decrease in net assets from distributions to shareholders	(542,295)	(6,995)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	46,659,004	5,987,217
Net asset value of shares issued in
reinvestment of distributions to shareholders	542,295	6,995
Redemption fee proceeds	70	-
Payments for shares redeemed	(7,893,983)	(271,012)
Net increase in net assets from shares of beneficial interest	39,307,386	5,723,200

TOTAL INCREASE IN NET ASSETS	40,748,527	6,270,613

NET ASSETS
Beginning of Period	6,270,613	-
End of Period *	$ 47,019,140	$ 6,270,613
* Includes undistributed net investment income of:	$ 165,411	$ 34,179

SHARE ACTIVITY
Investor Class:
Shares Sold	3,912,726	563,962
Shares Reinvested	44,378	667
Shares Redeemed	(647,192)	(27,687)
	3,309,912	536,942

(a) The Wade Core Destination Fund Investor shares commenced operations December 2, 2008.

See accompanying notes to financial statements.

Wade Core Destination Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the		For the
	Year Ended		Period Ended
	July 31, 2010		July 31, 2009 (1)

Net asset value, beginning of period	$ 11.68		$ 10.00

Activity from investment operations:
Net investment gain (2,3)	0.13		0.11
Net realized and unrealized
gain on investments	0.56		1.59
Total from investment operations	0.69		1.70

Paid-in-capital from redemption fees	0.00	(4)	-

Less distributions from:
Net investment income	(0.09)		(0.02)
Net realized gains	(0.06)		-
Total distributions	(0.15)		(0.02)

Net asset value, end of period	$ 12.22		$ 11.68

Total return (5)	5.94%		17.02%	(6)

Net assets, end of period (000s)	$ 47,019		$ 6,271

Ratio of gross expenses to average
net assets (7)	1.47%		6.14%	(8)
Ratio of net expenses to average
net assets (7)	1.74%	(9)	1.99%	(8)
Ratio of net investment income
net assets (7)	1.05%		1.53%	(8)

Portfolio Turnover Rate	155%		117%	(6)

(1)	The Wade Core Destination Fund Investor shares commenced operations on December 2, 2008.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(4)	Represents less than $0.005 per share.
(5)	Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares. Assumes reinvestment of all dividends and distributions.
(6)	Not annualized.
(7)	The ratios of expenses to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(8)	Annualized.
(9)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Wade Core Destination Fund

NOTES TO FINANCIAL STATEMENTS

July 31, 2010

1.

ORGANIZATION

The Wade Core Destination Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund’s investment objective is to achieve total return.

The Fund currently offers Investor shares only. Class C shares of the Fund are currently not available.  Investor shares are offered at net asset value.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.  Options contracts listed on a securities exchange or board of trade (not including Index Options contracts) for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale at the last reported bid price on the valuation date.  Index Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last reported bid price on the valuation date.  In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Fund’s Board on a quarterly basis, in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-ended investment companies (the “Underlying Funds”).  Open-ended Funds are valued at their respective net asset values as reported by such investment companies. The Open-ended Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Open-ended Funds.

Wade Core Destination Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2010

The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of July 31, 2010 for the Fund’s assets and liabilities measured at fair value:

Wade Core Destination Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2010

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	11,107,212	-	-	11,107,212
Mutual Funds	17,774,979	-	-	17,774,979
Exchange Traded Funds	8,195,325	-	-	8,195,325
Bonds & Notes	-	4,685,339	-	4,685,339
Money Market Funds	3,701,390	-	-	3,701,390
Total	40,778,906	4,685,339	-	45,464,245

                                   The Fund did not hold any Level 3 securities during the period.

                                   *Refer to the Schedule of Investments for industry classifications.

New Accounting Pronouncement – In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Distributions received from investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. Investment income and return of capital is recorded based on estimates made at the time such distributions are received. Such estimates are based on historical information available form each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Company. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Exchange Traded Notes (“ETNs”) – ETNs are senior, unsecured, unsubordinated debt securities which trade on an exchange and are designed to provide investors with a new way to access the returns of market benchmarks or strategies.  With ETNs, the investor has direct counterparty exposure to the issuer or to third parties guaranteeing the securities’ performance.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Wade Core Destination Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2010

Federal income tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management reviewed the tax positions in the open tax year of 2008, 2009 and during the year ended July 31, 2010 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in these open tax years. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.  During the year, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska State.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Wade Core Destination Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2010

3.  INVESTMENT TRANSACTIONS

For the year ended July 31, 2010, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $92,347,822 and $58,262,235, respectively.

Option Transactions – The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices. The Fund may write call options only if it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above.

When a Fund writes an option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call or put option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, a Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option. For the year ended July 31, 2010, the fund had net gains of $5,201, which are included in net realized gains from options written in the Statement of Operations.

The number of option contracts written and the premiums received by the Fund for the year ended July 31, 2010, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	-	$ -
Options written	44	8,240
Options exercised	(4)	(1,836)
Options expired	(19)	(3,550)
Options closed	(21)	(2,854)
Options outstanding, end of period	-	$ -

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Wade Financial Group, Inc. serves as the Fund’s Investment Adviser (the “Adviser”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, transfer agent services and custody administration services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Wade Core Destination Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2010

Pursuant to an Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until November 30, 2010, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in Underlying Funds or extraordinary expenses, such as litigation) do not exceed 1.99% of the Fund’s average daily net assets for Investor Class shares.

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses attributable to the Investor Class are subsequently less than 1.99% of average daily net assets, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.99% of average daily net assets for the Investor Class shares. If Fund Operating Expenses attributable to the Investor Class shares subsequently exceed 1.99% of the Fund's average daily net assets, the reimbursements shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). As of July 31, 2010, the Advisor has recaptured all prior period waivers in the amount of $111,682.

The Fund pays its pro rata share of a total fee of $12,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund pays the chairperson of the Audit committee its pro rata share of an additional $2,500 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements, GFS is compensated for providing administration, fund accounting, transfer agency and custody administration services to the Fund as follows:

Administration.  The Fund pays GFS an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund is subject to a minimum annual fee. The Fund also pays GFS for any out-of-pocket expenses.  Fees are billed monthly as follows:

The greater of:

A minimum annual fee of $40,000 or

10 basis points or 0.10% per annum on the first $100 million in net assets

8 basis points or 0.08% per annum on the next $150 million in net assets

6 basis points or 0.06% per annum on net assets greater than $250 million

Wade Core Destination Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2010

Fund Accounting.  Total charges for Fund Accounting services include asset-based fees and out-of-pocket expenses. Fees are calculated based upon the average net assets of the Fund for the previous month. The Fund pays GFS a base annual fee of $24,000 plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

2 basis points or 0.02% on net assets of $25 million to $100 million

1 basis point or 0.01% on net assets greater than $100 million

Transfer Agency.  For the services rendered by GFS in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges. The fees are billed monthly as follows:

-

The greater of the annual minimum or per account charges. The annual minimum is $15,000 per class and the per account charge is $14.00 per account.

Custody Administration. Pursuant to the terms of the Fund’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Fund pays an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement. GFS’s fees collected for the year ended July 31, 2010 were $2,619. The Custodian fees listed in the Statement of Operations include the fees paid to GFS pursuant to the Custody Administration Agreement.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the year ended July 31, 2010, the Fund incurred expenses of $10,796 for compliance services pursuant to the Trust’s Agreement with NLCS. Such fees would be included in the line item marked “Compliance officer fees” on the Statement of Operations in the shareholder report.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  For the year ended July 31, 2010, GemCom collected amounts totaling $2,912 for EDGAR and printing services performed.

5.  REDEMPTION FEE

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund.  For the year ended July 31, 2010, the Fund assessed $70 in redemption fees for the Investor Class.

Wade Core Destination Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2010

6.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following period was as follows:

As of July, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation, undistributed ordinary income and accumulated net realized loss from security transactions are primarily attributable to the tax deferral of losses on wash sales and adjustments for real estate investment trusts, grantor trusts and partnerships.

Permanent book and tax differences primarily attributable to non-deductible expenses, and adjustments for real estate investment trusts, grantor trusts and partnerships, resulted in reclassification for the Fund for the period ended July 31, 2010 as follows: a decrease in paid in capital of $2,925; an increase in undistributed net investment income of $16,657; and a decrease in accumulated net realized gain from security transactions of $13,732.

7.  SUBSEQUENT EVENT

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees

Wade Core Destination Fund

(Northern Lights Fund Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Wade Core Destination Fund (the “Fund”), a series of the Northern Lights Fund Trust, as of July 31, 2010 and the related statements of operations for the year then ended and the changes in net assets and the financial highlights for each of the two periods in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of July 31, 2010 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wade Core Destination Fund as of July 31, 2010, the results of its operations for the year then ended and the changes in net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

September 28, 2010

Wade Core Destination Fund

EXPENSE EXAMPLES

July 31, 2010 (Unaudited)

As a shareholder of the Wade Core Destination Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (CDSCs) and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Wade Core Destination Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2010 through July 31, 2010.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Wade Core Destination Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 2/1/10	Ending Account Value 7/31/10	Expenses Paid During Period 2/1/10 – 7/31/10*
Investor Class	$1,000.00	$1,014.20	$7.74

Hypothetical (5% return before expenses)	Beginning Account Value 2/1/10	Ending Account Value 7/31/10	Expenses Paid During Period 2/1/10 – 7/31/10*
Investor Class	$1,000.00	$1,017.11	$7.75

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio 1.55%, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

Renewal of Advisory Agreement – Wade Core Destination Fund

In connection with a regular meeting held on May 20, 2010 (the “Meeting”), the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the renewal of an investment advisory agreement (the “Agreement”) between Wade Financial Group, Inc. (“WFG” or the “Adviser”) and the Trust, on behalf of Wade Core Destination Fund (the “Fund”).  In considering the Agreement, the Board received materials specifically relating to the Agreement from the Adviser.  These materials included: (a) information on the investment performance of the Adviser, a peer group of funds and appropriate indices with respect to the Fund; (b) arrangements in respect of the distribution of the Fund’s shares; and (c) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions.  Additional information was furnished by the Adviser including information on (a) the overall organization of the Adviser, (b) investment management staffing, and (c) the financial condition of the Adviser.

In its consideration of the renewal of the Agreement for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Agreement included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of the research capabilities of the Adviser, the quality of its compliance infrastructure and the experience of its fund management personnel.  The Board then reviewed WFG’s financial statements and information provided regarding the Adviser’s personnel, compliance procedures and profitability. The Trustees concluded that the Adviser is sufficiently well capitalized to meet its obligations to the Trust.  The Trustees concluded that the Adviser had provided a level of service consistent with the Board’s expectations.

Performance.  The Board, including the Independent Trustees, considered the nature and extent of WFG’s past performance, as well as other factors relating to its track record.  The Board concluded that the Adviser’s past performance was acceptable.

 Fees and Expenses.  The Board noted that WFG charges a 1.00% annual advisory fee based on the average net assets of the Fund.  The Board then discussed the comparison of management fees and total operating expense data and reviewed the Fund’s advisory fees and/or overall expenses compared to a peer group of similarly managed funds.  The Trustees then discussed the management strategy of the Fund and the overall duties of the Adviser.  The Board, including the Independent Trustees, next considered the expense the expense ratio for the Fund, and expense ratios of a peer group of funds.  The Trustees concluded that the Fund’s advisory fees were acceptable in light of the quality of the services the Fund currently receives from the Adviser, and the level of fees paid by a peer group of other similarly managed mutual funds of comparable size.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Fund, economies of scale was not a relevant consideration.

Profitability.  The Board, including the Independent Trustees, considered the profits realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. It also considered the profits realized by the Adviser from other activities related to the Fund. The Board noted that WFG would likely not extend the expense caps, but agreed that profits were not excessive.

 Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that renewal of the Agreement is in the best interests of the Trust and the Fund’s shareholders, and unanimously renewed the Agreement.

Wade Core Destination Fund

SUPPLEMENTAL INFORMATION

July 31, 2010 (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The term of office of each Trustee listed below began during the year 2005 and will continue indefinitely. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee
L. Merill Bryan (65) Trustee since 2005 Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation (a railroad company)(1966-2005) Other Directorships: AdvisorOne Funds (10 portfolios)	59
Anthony J. Hertl (60) Trustee since 2005 Consultant to small and emerging businesses (since 2000). Other Directorships: AdvisorOne Funds (10 portfolios); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007-May 2010); Greenwich Advisors Trust and Global Real Estate Fund	59
Gary W. Lanzen (56) Trustee since 2005 Chief Investment Officer (since 2006); President, Orizon Investment Counsel, LLC (2000-2006); Partner, Orizon Group, Inc. (a financial services company)(2002-2006). Other Directorships: AdvisorOne Funds (10 portfolios)	59
Mark H. Taylor (46) Trustee since 2007 Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002-2009); Member, Auditing Standards Board, AICPA (since 2008). Other Directorships: Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)	59
Interested Trustees and Officers
Michael Miola** (57) Trustee since 2005 Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC. Other Directorships: AdvisorOne Funds (10 portfolios); Constellation Trust Co.	59

Wade Core Destination Fund

SUPPLEMENTAL INFORMATION

July 31, 2009 (Unaudited) (Continued)

Interested Trustees and Officers (Continued)
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee

Andrew Rogers (41)

450 Wireless Blvd.; Hauppauge, NY  11788

President since June 2006

President and Manager, Gemini Fund Services, LLC (since 2006); formerly Senior Vice President and Director of Administration (2001- 2005); Formerly Manager, Northern Lights  Compliance Services, LLC (2006-2008); Manager (since March 2006) and President (since 2004), GemCom LLC

Other Directorships: N/A

N/A

Emile R. Molineaux (48)

450 Wireless Blvd.; Hauppauge, NY  11788

Secretary since 2005

General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and  CCO, Northern Lights Compliance Services, LLC  (since 2003); In-house Counsel, The Dreyfus Funds (1999 – 2003)

Other Directorships: N/A

N/A

Kevin E. Wolf (40)

450 Wireless Blvd.; Hauppauge, NY  11788

Treasurer since 2006

Executive Vice President and Director of Fund Administration, Gemini Fund Services, LLC (since 2008); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2008); Vice-President, GemCom, LLC (since 2004).

Other Directorships: N/A

N/A

Lynn Bowley (51)

Chief Compliance Officer since 2007

Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).

Other Directorships: N/A

N/A

* The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC .

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-950-6WFG.

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us.  The Fund is committed to maintaining the confidentiality, integrity, and security of your personal information.  When you provide personal information, the Fund believes that you should be aware of policies to protect the confidentiality of that information.

The Fund collects the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former shareholders to affiliated or nonaffiliated third parties, except as permitted by law.  For example, the Fund is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with applicable federal and state standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with affiliated or non-affiliated third parties.

The Privacy Policy is not part of this shareholder report

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-950-6WFG or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-950-6WFG.

INVESTMENT ADVISOR

Wade Financial Group, Inc.

5500 Wayzata Boulevard, Suite 190

Minneapolis, MN 55416

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

LEGAL COUNSEL

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2010 - $13,000

2009 - $13,000

(b)

Audit-Related Fees

2010 – None

2009 – None

(c)

Tax Fees

2010 - $2,500

2009- $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2010 - None

2009 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2009

Audit-Related Fees:

0.00%

Tax Fees:

0.00%

All Other Fees:

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2009 - $2,500

2010 - $2,500

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

10/8/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

10/8/10

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

10/8/10